UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan Trust, Series 2004-HI3)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-110340               41-1808858
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                  55437
(Address of Principal                   (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000



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Item 8.01.     Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

4.1 Servicing Agreement dated as of September 29, 2004 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Loan Trust 2004-HI3, as issuer.

4.2 Trust Agreement dated as of September 29, 2004 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of September 29, 2004 between Home Loan Trust 2004-HI3, as issuer and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

10.1    Home  Loan  Purchase   Agreement  dated  as  of  September  1,  2004  by
        Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            By:    /s/Mark White
                                            Name:  Mark White
                                            Title: Vice President

Dated: October 13, 2004


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